ACI Worldwide to Acquire Online Resources January 31, 2013 January 31, 2013 Exhibit 99.5

Private Securities Litigation Reform Act of 1995
Safe Harbor For Forward-Looking Statements
January 31, 2013 2
This communication contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.  All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements about the planned completion of the tender offer and the merger, estimates of revenues, operating margins, capital expenditures, cash, other financial metrics, expected legal, arbitration, political, regulatory results or practices, customer patterns or practices and other such estimates and results.  No forward-looking statement can be guaranteed and actual results may differ materially from those that ACI Worldwide and Online Resources project.  Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statement, many of which are outside of the control of management.  These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; (2) successful completion of the proposed transaction on a timely basis; (3) the impact of regulatory reviews on the proposed transaction; (4) the outcome of any legal proceedings that may be instituted against one or both of ACI Worldwide and Online Resources and others following the announcement of the definitive transaction agreement; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (6) other factors described in ACI Worldwide's and Online
Resources‘ filings with the SEC, including their respective reports on Forms 10-K, 10-Q, and 8-K.  Except to the extent required by applicable law, neither ACI Worldwide nor Online Resources undertakes any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future results or otherwise.
Important Information
This communication is neither an offer to purchase nor a solicitation of an offer to sell securities.  The tender offer for the outstanding shares of Online Resources common stock described in this communication has not commenced.  On the commencement date of the tender offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the United States Securities and Exchange Commission ("SEC").  The offer to purchase shares of
Online Resources common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER
STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE
AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION.
The tender offer statement will be filed with the SEC by ACI Worldwide, and the solicitation/recommendation statement will be filed with the SEC by Online Resources on Schedule 14D-9.  Investors and security holders may obtain a free copy of these statements
(when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to Innisfree M&A Incorporated at (888) 750-5834 (toll free).

Proposed Acquisition of Online Resources – Transaction Details
100% cash Consideration
$3.85 per Online Resources (NASDAQ: ORCC) share Purchase Price
Customary regulatory approvals
Tender of a majority of Online Resources shares outstanding
Key Conditions
Financing commitment from Wells Fargo Bank, N.A. Financing
Tender Offer to commence within two weeks
Closing anticipated in Q1 2013
Online Resources’ largest shareholder has entered into a
support agreement indicating its intention to tender
Structure &
Expected Closing
Implied EV / 2012E Adj. EBITDA: 8.0x
1
Implied EV / 2012E Adj. EBITDA (inc. Synergies): 5.0x
2
Valuation
January 31, 2013 3
1) 2012E Adj. EBITDA represents mean of Wall Street research estimates
2) Assumes $19.5 million in anticipated cost synergies

Rationale
Online Resources represents the next logical step in our vision to provide customers with innovative end-to-end payment solutions
January 31, 2013 4
• Expands footprint in Online Banking for community banks and credit unions
Complementary
Solution Set
• Approximately 90% Online Resources’ revenue recurring
primarily generated from hosted / SaaS solutions
Recurring, Hosted
Business Model
• Combination of Online Resources’ Bill Pay engines coupled with
ACI Worldwide’s Payments Platform drives technology-enabled
efficiencies
Payments
Innovation
• Adds full-service Bill Payment platform for Online Banking and
Billers
• Biller Direct segment growing 18% CAGR, 2x market growth,
with 60-80% of the market still using in-house products
• Significant base of biller connections that can be leveraged for growth through innovation, technology and cost efficiencies
Entry Point into
Growing Segment

Enhancing and Extending the ACI Worldwide Payments Platform 5 January 31, 2013 PRM MTS Universal Online Banker Community Financial Client Systems ACI Worldwide Payments Platform Online Resources EBPP

Bill Pay Core to ACI Worldwide’s Growth Strategy – Market Overview
January 31, 2013 6
Corporate Business SMB Consumers
Credit Unions
Bill Pay and
Presentment*
Community Banks Mid-to-large Banks
Mobile Banking
Account Origination
and Maintenance
Cash Management
Wire / ACH /
Payments
Reporting
Mobile Bill Pay*
Trade
Fraud and Security
Management
Online Banking Needs Served by Segment
ACI Worldwide Online Banking Solutions
Billers*

7
Online Resources Overview
Online Resources provides outsourced financial
technology services to financial institutions, billers,
card issuers, and creditors, who serve millions of
consumers
The company’s solutions enable customers to view
and manage their accounts online and through
mobile devices as well as make payments and fund
transfers through a variety of channels
Online Resources offers its solutions through two
primary business units: Banking Services and
Electronic Bill Presentment and Payment (“EBPP”)
• Banking: Full range of online banking solutions
for financial institutions -- account presentment,
online bill presentment and payment, remittance
processing, online account opening, telephone
banking and marketing
• EBPP: Full range of bill pay solutions for billers --
web/user interface, file management, remittance
processing, electronic lockbox, customer refunds,
and consumer self-service debt repayment
Online Resources’ real-time, end-to-end payments
network facilitates efficient and reliable payments
between individuals and/or billers
January 31, 2013
Company Overview
Adjusted EBITDA & Margin
Revenue
($ in millions)
($ in millions)
1) Excludes One-Time Expenses
$90
$82
$79
$59
$72
$83
$149
$154
$162
2010 2011 LTM 9/30/2012
Banking EBPP
'
$32
$29
$36
22%
19%
23%
2010 2011 LTM 9/30/2012
Adj. EBITDA % Margin
'
1

8 January 31, 2013
Strong Combined Financial Profile
Compelling Value Creation Opportunity
• Adds new high-growth biller direct
solutions
• Run-rate cost synergies of $19.5 million
• Approximately $80 million of NOLs
• Transaction expected to be accretive to
full-year non-GAAP earnings in 2013
• ACI Worldwide provides financial and
operational stability for accelerated
growth
Solid balance sheet with substantial
liquidity and significant free cash flows
• Transaction financed with $300 million
Incremental Term Loan
• Pro forma net leverage below 2.7x
(including cost synergies)
• Strong free cash flow generation supports
deleveraging over time
1) LTM 9/30/12 shown pro forma for the acquisition of S1
2) Includes add-back of deferred revenue
3) Excludes One-Time Expenses
($ in millions)
($ in millions)
$418
$465
$697
$150
$155
$162
$568
$620
$859
2010 2011 LTM 9/30/2012
ACI Worldwide Online Resources
$88
$113
$146
$32
$29
$36
$120
$142
$182
2010 2011 LTM 9/30/2012
ACI Worldwide Online Resources
Combined Historical Adj. EBITDA Growth 1,3
Combined Historical Revenue Growth 1,2

Anticipated Next Steps
January 31, 2013 9
• ACI Worldwide has entered into a definitive transaction agreement with Online Resources and will commence a cash tender offer to purchase all outstanding shares of common stock of
Online Resources no later than February 15, 2013
• ACI Worldwide will subsequently file with the U.S. Securities and Exchange Commission (SEC)
a tender offer statement on Schedule TO which sets forth in detail the terms of the tender offer.  Additionally, Online Resources will file with the SEC a solicitation /recommendation statement on Schedule 14D-9 that includes the unanimous recommendation of Online
Resources’ board of directors that Online Resources stockholders accept the tender offer and tender their shares
• The tender offer will expire 20 business days after the tender is launched unless extended in accordance with the definitive transaction agreement and the applicable rules and regulations of the SEC
• The closing of the tender offer is subject to customary terms and conditions, including the acquisition by ACI Worldwide of a majority of the outstanding shares of Online Resources common stock on a fully diluted basis, and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act
• To finance the acquisition of Online Resources, ACI Worldwide has received committed financing from Wells Fargo Bank, N.A. Expected syndication of the incremental credit facility will launch on February 11, 2013.

January 31, 2013